Exhibit 10.4

AMENDED AND RESTATED MASTER DISBURSEMENT AGREEMENT

among

JPMORGAN CHASE BANK, N.A.,

as Disbursement Agent

and

JPMORGAN CHASE BANK, N.A.,

as Term Loan Administrative Agent

and

JPMORGAN CHASE BANK, N.A.,

as Revolving Administrative Agent

and

JPMORGAN CHASE BANK, N.A.,

as First Lien Collateral Agent

and

U.S. BANK NATIONAL ASSOCIATION,

as Second Lien Collateral Agent

and

REVEL AC, INC.,

as Borrower

and

REVEL ENTERTAINMENT GROUP, LLC,

as the Operating Company for the Borrower

dated as of December 20, 2012

	6.13	Services and Utilities	19
	6.14	Disbursement Agent and Administrative Agents Not Responsible	19

7.	Events of Default		19

8.	Limitation of Liability		20

9.	Indemnity		22

10.	Termination		22

11.	Substitution or Resignation of the Disbursement Agent		22
	11.1	Procedure	22
	11.2	Successor Disbursement Agent by Merger, etc	23
	11.3	Eligibility; Disqualification	23

12.	Miscellaneous		23
	12.1	Delay and Waiver	23
	12.2	Invalidity	24
	12.3	No Authority	24
	12.4	Assignment	24
	12.5	Benefit	24
	12.6	Gaming Authorities and Liquor Laws	24
	12.7	Posting	25
	12.8	Entire Agreement; Amendments	25
	12.9	Notices	25
	12.10	Counterparts	27
	12.11	Right to Consult Counsel	28
	12.12	Choice of Law	28
	12.13	Designation of Applicable Courts and Jurisdictions	28
	12.14	Further Assurances	28
	12.15	Reinstatement	28
	12.16	WAIVER OF JURY TRIAL	29
	12.17	Confidentiality	29
	12.18	Certain Rights of Borrower and OpCo	29

2

TABLE OF EXHIBITS

Exhibit
A	Form of Disbursement Request
B	Form of Construction Consultant Disbursement Certificate
C	Form of Borrower’s Substantial Completion Certificate
D	Form of Borrower’s Final Completion Certificate
E	Form of Interim Lien Affidavit
F	Form of Final Lien Affidavit

3

AMENDED AND RESTATED MASTER DISBURSEMENT AGREEMENT

This AMENDED AND RESTATED MASTER DISBURSEMENT AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”) is dated as of December 20, 2012 by and among JPMORGAN CHASE BANK, N.A., as disbursement agent (together with any successor disbursement agent permitted hereunder, the “Disbursement Agent”), JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent and collateral agent under the Term Loan Credit Agreement (as defined below) (together with its successors and assigns from time to time under the Term Loan Credit Agreement, the “Term Loan Administrative Agent”), the REVOLVING ADMINISTRATIVE AGENT (as defined below), U.S. BANK NATIONAL ASSOCIATION, as collateral agent under the Second Lien Indenture (as defined below) (together with its successors and assigns from time to time under the Second Lien Indenture, the “Second Lien Collateral Agent”), and REVEL AC, INC., a Delaware corporation (the “Borrower”) and REVEL ENTERTAINMENT GROUP, LLC, a New Jersey limited liability company (the “OpCo”). Capitalized terms used herein have the meanings specified in Section 1 or, if not defined therein, the meanings specified in the Term Loan Credit Agreement (as defined below).

RECITALS

A. The parties hereto are parties to that certain Master Disbursement Agreement dated as of February 17, 2011, as amended pursuant to that certain First Amendment to Master Disbursement Agreement dated as of May 3, 2012 and that certain Second Amendment to Master Disbursement Agreement dated as of August 22, 2012 (as amended prior to the date hereof, the “Existing Disbursement Agreement”).

B. Project. The Borrower desires to complete, design, develop, construct, install, equip, finance, own, operate and maintain the Project.

C. First and Second Lien Debt Documents. Lenders under that certain Credit Agreement dated as of May 3, 2012, as amended pursuant to that certain First Amendment to Credit Agreement dated as of August 22, 2012 and that certain Second Amendment to Credit Agreement dated as of the date hereof (as amended, the “Revolving Credit Agreement”), by and among the Borrower, the OpCo and other Subsidiaries of the Borrower party thereto, as guarantors, JPMorgan, as the administrative agent and collateral agent (together with its successors and assigns from time to time, the “Revolving Administrative Agent,” and together with the Term Loan Administrative Agent, the “Administrative Agents”), the financial institutions from time to time party thereto in the capacity of Lenders (as defined therein) and the other agents and arrangers party thereto are providing (a) Revolving Commitments (as defined in the Revolving Credit Agreement) to extend first priority term revolving loans to the Borrower in an aggregate principal amount of $125,000,000 and a Term Loan (as defined in the Revolving Credit Agreement) in the aggregate principal amount of $125,000,000. A portion of the proceeds of the loans extended under the Revolving Credit Agreement will be used to provide a portion of the construction and term financing for Project Completion Costs as set forth herein. Further, reference is made hereunder to (i) that certain Credit Agreement dated as of February 17, 2011, as amended pursuant to that certain First Amendment to Credit Agreement dated as of May 3, 2012, that certain Second Amendment to Credit Agreement dated as of August 22, 2012 and that certain Third Amendment to Credit Agreement dated as of the date hereof (as amended, the “Term Loan Credit Agreement”), by and among the Borrower, the OpCo and the other subsidiaries of the Borrower party thereto, as guarantors, the Term Loan Administrative Agent, the financial institutions from time to time to time party thereto in the capacity of Lenders and the other agents and arrangers party thereto and (ii) that certain Indenture dated as of February 17, 2011, as amended pursuant to that certain Supplemental Indenture dated as of August 22, 2012 and that certain Second Supplemental Indenture dated as of the date hereof (as amended, the “Second Lien Indenture”), by and among the Borrower, the OpCo, the other guarantors party thereto, the Second Lien Collateral Agent and U.S. Bank National Association, as trustee.

D. Initial Deposit. All funds required pursuant to the Revolving Credit Agreement will be deposited into the Company Funds Account in the amounts and at the times set forth in the Revolving Credit Agreement to be used to fund the Project Completion Costs subject to and in accordance with this Agreement. Assets maintained in the Company Funds Account and the Construction Disbursement Account are owned beneficially by the Borrower and/or OpCo, subject to the terms and conditions of this Agreement and the Account Control Agreements.

E. Purpose. The parties have entered into this Agreement in order to set forth (i) the conditions upon which, and the manner in which, funds will be disbursed from the Disbursement Agent Accounts (as defined below) to pay Project Completion Costs (as defined below) and other expenses and (ii) certain representations, warranties and covenants of the Borrower.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate in its entirety the Existing Disbursement Agreement to read as provided herein. The parties hereto agree as follows:

1. Definitions and Rules of Interpretation.

1.1 Definitions. The terms identified below in this Section 1 shall have the meanings herein specified:

“Account Control Agreement” means, collectively (a) that certain Blocked Account Control Agreement dated as of February 17, 2011 among OpCo, JPMorgan Chase Bank, N.A., as First Lien Collateral Agent, U.S. Bank National Association, as Second Lien Collateral Agent and JPMorgan Chase Bank, N.A., as Depositary (Construction Disbursement Account), (b) that certain Blocked Account Control Agreement dated as of February 17, 2011 among OpCo, JPMorgan Chase Bank, N.A., as First Lien Collateral Agent, U.S. Bank National Association, as Second Lien Collateral Agent and JPMorgan Chase Bank, N.A., as Depositary (Company Funds Account) and (c) that certain Blocked Account Control Agreement dated as of February 17, 2011 among OpCo, JPMorgan Chase Bank, N.A., as First Lien Collateral Agent, U.S. Bank National Association, as Second Lien Collateral Agent and JPMorgan Chase Bank, N.A., as Depositary (Bank Proceeds Account).

“Administrative Agents” has the meaning given in the preamble.

“Agency Fee Letter” means, collectively, that certain fee letter, dated as of February 17, 2011, by and among the Borrower, the Term Loan Administrative Agent and the Disbursement Agent and that certain that certain fee letter, dated as of May 3, 2012, by and among the Borrower, the Revolving Administrative Agent and the Disbursement Agent.

“Agreement” has the meaning given in the preamble.

“Allowed Amounts” has the meaning given in the definition of “Final Completion Date.”

“Applicable Courts” has the meaning given in Section 12.12.

“Applicable Permits” means all Permits that are required for the performance of the design, construction and operation of the Project.

“Architect” means (unless context otherwise requires) Bower Lewis Thrower Architects Ltd. , as counterparty to the Architectural Services Agreement together with its successors and permitted assigns.

“Architectural Services Agreement” means (unless context otherwise requires) Architect of Record Agreement, dated July 17, 2007 between Revel Entertainment Group, LLC and the Architect.

“Bank Proceeds Account” means account number 899573596 in the name of OpCo established at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Borrower” has the meaning given in the preamble.

“Company Funds Account” means account number 899573604 in the name of OpCo established at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Construction Contracts” means collectively, the contracts entered into prior to the date hereof between any Loan Party (or any Construction Manager on behalf of any Loan Party) and any Contractor in connection with the design, engineering, installation and construction of the Project or the supply of materials, fixtures, equipment or services in connection with the construction of the Project.

“Construction Disbursement Account” means account number 2952754998 in the name of OpCo established at JPMorgan Chase Bank, N.A. or such other account in replacement or substitution thereof.

“Construction Manager” means (unless context otherwise requires) Tishman Construction Corporation of New Jersey, as counterparty to the Construction Management Agreement together with its successors and permitted assigns.

“Construction Management Agreement” means (unless context otherwise requires) that certain Construction Management Agreement, dated as of April 5, 2007, by and between Revel Entertainment Group, LLC (as successor to Revel Entertainment Group, LLC, a Delaware limited liability company) and the Construction Manager.

“Contractor” means any architects, consultants, designers, contractors, sub-contractors, suppliers or other Persons engaged by any Loan Party or any Construction Manager on behalf of any Loan Party in connection with the design, engineering, installation and construction of the Project.

“Cost Consultant” means any of the following, as may be selected by the Borrower: (i) Deloitte & Touche LLP, (ii) Ernst & Young LLP, (iii) PricewaterhouseCoopers LLP and (iv) KPMG LLP.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“Disbursement” means a transfer of funds from the Company Funds Account to the Construction Disbursement Account or, to the extent provided hereunder and in accordance with Section 4.1.2, directly to pay Project Completion Costs.

“Disbursement Agent” has the meaning given in the preamble.

“Disbursement Agent Accounts” means, collectively, the Bank Proceeds Account, the Company Funds Account, the Construction Disbursement Account and any other accounts or sub-accounts established from time to time with the Disbursement Agent in connection with the payment of Project Completion Costs in accordance with the provisions of this Agreement.

“Disbursement Request” has the meaning given in Section 4.1.1(a).

“Disbursement Request Date” shall mean each date the Borrower requests a Disbursement pursuant to a Disbursement Request.

“Disputed Amounts” means payments for work, services or materials, fixtures or equipment which are not overdue for a period of more than 60 days or that are being contested in good faith by the Loan Parties through appropriate proceedings (in any event, so long as no foreclosure proceedings have been commenced with respect thereto or if commenced, such proceedings are stayed during the pendency of such contest); provided, that (i) adequate reserves with respect to such obligations contested in good faith are maintained on the books of the applicable Loan Party, to the extent required by GAAP (it being understood that amounts contested in good faith shall include the entire of amounts owed in connection with such Liens to a particular Person notwithstanding that a portion of the amounts owed to such Person may be owing or not contested) and (ii) at any time prior to the Substantial Completion Date, the amount of the Loan Parties’ likely liability under any Lien associated with such payments (as determined by the Borrower in good faith) is reserved in the Disbursement Agent Accounts or otherwise in an amount at least equal to the Reserved Amount.

“Event of Default” has the meaning given in Section 7.

“Existing Disbursement Agreement” has the meaning given in the recitals.

“Final Completion Date” means the first date on which each of the following conditions has been satisfied:

(a) the Substantial Completion Date shall have occurred;

(b) the Project shall have received a temporary certificate of occupancy from the applicable Governmental Authority;

(c) the Borrower shall deliver to the Disbursement Agent an Officers’ Certificate in the form of Exhibit D to the effect that (i) all amounts required to be paid to Contractors have been paid (other than any Disputed Amounts, amounts associated with Reserved Liens, Retainage Amounts, and amounts associated with mechanic’s liens that are reasonably acceptable to the Required Lenders (as defined in the Revolving Credit Agreement) (such amounts, collectively, the “Allowed Amounts”), and (ii) the Borrower (or other applicable Loan Party) has received Lien releases and waivers from each Contractor substantially in the form of Exhibit F, other than with respect to any Disputed Amounts, Retainage Amounts, any Permitted Liens, other Lien releases that are no more than thirty (30) days in arrears, Liens that are reasonably acceptable to the Required Lenders (as defined in the Revolving Credit Agreement), and Reserved Liens;

(d) a certificate of the Construction Consultant substantially in the form of Exhibit 1 to Exhibit D confirming the factual certification described in clause (c) above;

(e) the Administrative Agents, the Second Lien Collateral Agent, the Construction Consultant and the Disbursement Agent shall have received “as-built” Plans and Specifications in CAD format showing the final specifications of all improvements comprising the Project;

(f) the applicable Title Company shall have delivered to the Administrative Agents, Second Lien Collateral Agent, Disbursement Agent and the Construction Consultant an updated title search identifying all Liens of record through a date reasonably acceptable to the Disbursement Agent that is reasonably close to the Final Completion Date confirming that there are no intervening Liens or encumbrances which may then or thereafter take priority over the Lien of each Mortgage, other than Permitted Liens, Reserved Liens, and any other exceptions to title that are reasonably acceptable to the Administrative Agents; and

(g) the Administrative Agents, the Insurance Consultant and the Disbursement Agent shall have received reasonably satisfactory evidence demonstrating continued compliance in all material respects with the insurance requirements under Section 5.04 of the Term Loan Credit Agreement.

“Final Plans and Specifications” means, with respect to any particular work or improvement that constitutes a portion of the Project, the Plans and Specifications for such work or improvement to the extent such Plans and Specifications:

(a) have received all approvals from all Governmental Authorities required to approve such Plans and Specifications that are necessary to commence construction of such work or improvements, if any;

(b) contain sufficient specificity to permit the completion of such work or improvement; and

(c) are signed by the Architect

provided, however, that the Final Plans and Specifications may be modified from time to time in accordance with the terms hereof.

“First Lien Collateral Agent” means JPMorgan Chase Bank, N.A., as collateral agent under the Term Loan Credit Agreement, and its successors and permitted assigns.

“Force Majeure Event” means any of the following events that causes a delay in the construction of the Project and is outside any Loan Party’s reasonable control: (a) an Act of God (including, without limitation, a tornado, flood, earthquake, hurricane, etc.); (b) fires or other casualties; (c) strikes, lockouts or other labor disturbances; (d) acts of war, riots, insurrections, civil commotions, acts of terrorism or similar acts of destruction; (e) Requirements of Law enacted after the Date hereof; (f) orders or judgments; or (g) embargoes, shortages or unavailability of materials, supplies, labor, equipment and systems that first arise after the Date hereof.

“Governmental Action” means any consent, approval, recording, qualification or authorization of any Governmental Authority.

“Lien Reserve” means the $3,446,682 contingency contained in the Project Costs Budget.

“Loan Party” has the meaning set forth in the Term Loan Credit Agreement.

“OpCo” has the meaning given in the preamble.

“Permitted Amounts” means, without duplication, (i) amounts payable for uncompleted Punchlist Items, (ii) Retainage Amounts and (iii) Disputed Amounts.

“Permitted Liens” shall mean those certain mechanic’s liens set forth on Schedule 6.02 of the Revolving Credit Agreement that are not required pursuant to the terms of the Revolving Credit Agreement and this Agreement to be paid or otherwise resolved as Project Completion Costs.

“Plans and Specifications” means the then current drawings, plans and specifications for the Project prepared by a Loan Party, a Loan Party’s architects or the Construction Manager and made available to the Construction Consultant.

“Platform” has the meaning given in Section 12.7.

“Posted Documents” has the meaning given in Section 12.7.

“Project” means the beachfront casino entertainment resort commonly known as Revel Atlantic City Hotel and Casino, being developed on the boardwalk in Atlantic City, New Jersey.

“Project Completion Budget” means the project completion budget approved as of the date hereof in connection with the Second Amendment to the Revolving Credit Agreement, as amended from time to time in accordance with the terms of this Agreement and the Revolving Credit Agreement.

“Project Completion Costs” means all the amounts set forth on the Project Completion Budget.

“Project Documents” means the Construction Contracts, and each other agreement entered into relating to the development, construction, maintenance or operation of the Project (other than the Loan Documents, the Loan Documents (as defined in the Revolving Credit Agreement) and Notes Documents).

“Punchlist Completion Amount” means, from time to time from and after the Substantial Completion Date, the estimated cost to complete all remaining Punchlist Items (certified by the Borrower and reasonably confirmed by the Construction Consultant with respect to each Disbursement from and after the Substantial Completion Date in their respective certificates substantially in the form of Exhibit A and Exhibit B).

“Punchlist Items” means minor or insubstantial details of construction or mechanical adjustment, the non-completion of which, when all such items are taken together, will not interfere in any material respect with the use or occupancy of the Project for its intended purposes or the ability of the owner or lessee, as applicable, of any portion of the Project (or any tenant thereof) to perform work that is necessary to prepare such portion of the Project for such use or occupancy.

“Reserved Amount” means, as of any date of determination, the aggregate of (a) 150% of the Punchlist Completion Amount for uncompleted Punchlist Items and (b) 105% of the aggregate amount of the Loan Parties’ likely liability (as determined by the Borrower in good faith) of all Disputed Amounts.

“Reserved Liens” has the meaning given in the definition of “Substantial Completion Date.”

“Retainage Amounts” means, at any given time, amounts that have accrued and are owing under the terms of a Construction Contract for work, materials or services already provided but which at such time (in accordance with the terms of the Construction Contract) are being withheld from payment to the Contractor thereunder until certain subsequent events (e.g., completion benchmarks) have been achieved.

“Second Lien Indenture” has the meaning given in the recitals.

“Scheduled Completion Date” means March 31, 2013, as the same may from time to time be modified with the consent of the Administrative Agents.

“Second Lien Collateral Agent” has the meaning given in the preamble.

“Substantial Completion Date” means the first date on which each of the following conditions has been satisfied:

(a) the Borrower shall have delivered to the Disbursement Agent (with a copy to the Construction Consultant):

(i) an Officers’ Certificate in the form of Exhibit C, certifying that:

(A) each item set forth in the Project Completion Budget shall have been paid in full and/or otherwise finally resolved such that no amounts remain payable by any Loan Party in connection with each such item (other than Allowed Amounts) and that all mechanic’s liens associated with such items have been discharged of record, except (1) mechanic’s liens that are reasonably acceptable to the Required Lenders, (2) mechanic’s liens that are (x) junior to the Lien of each Mortgage with respect to the Real Property and the Project (each as defined in the Revolving Credit Agreement), (y) that represent Disputed Amounts and for which 105% of the aggregate amount of the Loan Parties’ likely liability (as determined by the Borrower in good faith) is reserved in the Disbursement Agent Accounts and (z) are not contained in the Project Completion Budget, (3) Permitted Amounts, (4) Permitted Liens and (5) mechanic’s liens with respect to items contained in the Project Completion Budget, which shall be administered subject to and in accordance with Schedule 3.12 of the Revolving Credit Agreement (“Reserved Liens”);

(B) all material Applicable Permits with respect to the operation of the Project in all material respects have been issued and are in full force and effect;

(C) all amounts required to be paid to Contractors in connection with completing the Project have been paid, other than Permitted Amounts, so long as the Reserved Amount has been reserved in the aggregate in the Disbursement Agent Accounts;

(D) the Borrower (or other applicable Loan Party) has received Lien releases and waivers from each Contractor substantially in the form of Exhibit E or Exhibit F, other than with respect to Permitted Amounts, Permitted Liens, other Lien releases that are not more than thirty (30) days in arrears, Liens that are reasonably acceptable to the Required Lenders (as defined in the Revolving Credit Agreement), and Reserved Liens; and

(E) the CUP (as defined in the Revolving Credit Agreement) shall be fully-operational and providing energy, hot water and chilled water to each building, facility or venue comprising the Project designated as having access to such utilities in the Plans and Specifications;

(ii) a certificate of the Construction Consultant, substantially in the form of Exhibit 1 to Exhibit D, confirming the factual certification described in clause (i) above; and

(iii) an updated title search identifying all Liens of record through a date reasonably acceptable to the Disbursement Agent that is reasonably close to the Substantial Completion Date confirming that there are no intervening Liens or encumbrances which may then or thereafter take priority over the Lien of each Mortgage, other than Permitted Liens, Reserved Liens, and any other exceptions to title that are reasonably acceptable to the Administrative Agents.

(b) a list of any remaining Punchlist Items shall have been delivered to the Construction Consultant, the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent by the Borrower and shall be satisfactory to the Construction Consultant as a reasonable final punchlist in all material respects;

(c) the Borrower shall have delivered its budgeted costs with respect to Punchlist Items to the Construction Consultant, the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent and such budgeted costs shall be satisfactory to the Construction Consultant in all material respects; and

(d) the Architect shall have delivered a certificate(s) or notice(s) of “Substantial Completion” on Form AIA Document G704 of each material portion of the work reflected in the Final Plans and Specifications and each such certificate or notice shall have been accepted by the Borrower and the Construction Consultant in accordance herewith.

1.2 Rules of Interpretation. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement. The singular includes the plural, and the plural includes the singular. The word “or” is not exclusive. Except as otherwise defined, accounting terms have the meanings assigned to them by U.S. GAAP, as in effect on the date hereof, as applied by the accounting entity to which they refer. The words “include,” “includes” and “including” are not limiting. A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document. In the event of any conflict between the provisions of this Agreement (exclusive of the Exhibits, Schedules, Annexes and Appendices thereto) and any Exhibit, Schedule, Annex or Appendix hereto, the provisions of this Agreement shall control. References to any document, instrument or agreement (x) shall include all exhibits, schedules and other attachments thereto, (y) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (z) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document. References to “days” shall mean calendar days, unless the term “Business Days” shall be used. References to a time of day shall mean such time in New York, New York, unless otherwise specified.

2. Appointment of Disbursement Agent; Establishment of Accounts; Related Provisions.

2.1 Appointment of the Disbursement Agent. The Disbursement Agent is hereby appointed by the Borrower, OpCo, the Administrative Agents and the Second Lien Collateral Agent as disbursement agent hereunder, and the Disbursement Agent hereby agrees to act as such and to accept and promptly cause to be deposited into, or withdrawn from, the applicable Disbursement Agent Accounts all cash, payments and other amounts to be delivered to the Disbursement Agent for deposit into any such Disbursement Agent Account or to be withdrawn from any such Disbursement Agent Account pursuant to the terms of this Agreement; provided that the Disbursement Agent shall only make withdrawals from the Construction Disbursement Account pursuant to Section 4.1.3 hereof.

2.2 Establishment of Accounts.

2.2.1 Establishment of Bank Proceeds Account.

Bank Proceeds Account. The Bank Proceeds Account has been established with the Disbursement Agent, in its capacity as securities intermediary.

2.2.2 Establishment of Company Funds Account.

(a) Company Funds Account. The Company Funds Account has been established with the Disbursement Agent, in its capacity as securities intermediary. The Disbursement Agent shall be permitted to withdraw amounts on deposit in the Company Funds Account in accordance with the applicable Disbursement Request under which such amounts are to be transferred to the Construction Disbursement Account and Section 4.3.

2.2.3 Reserved.

2.2.4 Establishment of Construction Disbursement Account. Borrower and/or OpCo have entered into an Account Control Agreement pursuant to which the account bank thereunder has established and maintains the Construction Disbursement Account. The Borrower and/or OpCo, shall cause the Construction Disbursement Account to be maintained at all times until the Construction Disbursement Account is permitted to be closed in accordance with Section 4,3. Subject to an Account Control Agreement, the Borrower and any Loan Party shall be permitted from time to time to draw checks on and otherwise withdraw amounts on deposit in the Construction Disbursement Account to pay Project Completion Costs then due and payable and reflected in the applicable Disbursement Request under which such amounts were transferred to the Construction Disbursement Account.

2.2.5 Reserved.

2.2.6 Investment Income. Investment income from amounts on deposit in the Company Funds Account or the Construction Disbursement Account shall be held in such account and applied for the purposes applicable to such account pursuant to this Agreement.

2.3 Acknowledgment of Security Interest; Control. Pursuant to the Security Agreement and the Second Lien Security Agreement, in order to secure the obligations under the Revolving Credit Agreement and the obligations under the Term Loan Credit Documents and the Second Lien Notes (in each case as defined in the Revolving Credit Agreement), the Borrower and/or OpCo has pledged to, and created a security interest in and to, the Disbursement Agent Accounts, all Cash, Cash Equivalents, instruments, investments, securities entitlements and other securities or amounts at any time on deposit in or credited to the Disbursement Agent Accounts, and all proceeds of any of the foregoing. All moneys, Cash Equivalents, instruments, investments and securities at any time on deposit in or credited to any of the Disbursement Agent Accounts shall constitute collateral security for the payment and performance of the obligations under the Revolving Credit Agreement and the obligations under the Term Loan Credit Agreement and the Second Lien Notes (in each case as defined in the Revolving Credit Agreement), and shall at all times be subject to the control of the First Lien Collateral Agent and/or the Second Lien Collateral Agent, and shall be held in the custody of the securities intermediary or account bank.

2.4 The Borrower’s Rights. Management of the Company Funds Account and the Construction Disbursement Account shall, in each case, be in accordance with the provisions hereof.

3. Certain Responsibilities of the Disbursement Agent.

3.1 Disbursements from the Company Funds Account. Except for the payments described in Section 3.3 and subject to Section 4.1.3, the Disbursement Agent shall disburse or cause to be disbursed funds from the Company Funds Account in accordance with the Borrower’s Disbursement Requests after approval thereof in accordance with the terms hereof and only upon satisfaction (or waiver by the Administrative Agents) of the applicable conditions to disbursement set forth herein. For the avoidance of doubt, instructions from the Disbursement Agent for the payment of amounts described in Section 3.3 shall be given regardless of whether the conditions precedent to disbursement have been finalized or waived and regardless of whether an Event of Default has occurred or is continuing.

3.2 Transfer of Funds at Direction of the Administrative Agents and the Second Lien Collateral Agent. Subject to Sections 3.3, and 4.1.3, but notwithstanding any other provision to the contrary in this Agreement, from and after the date the Disbursement Agent receives written notice from the Borrower, the Administrative Agents or the Second Lien Collateral Agent that an Event of Default exists until such time as the Disbursement Agent receives written notice from the Administrative Agents and/or Second Lien Collateral Agent that such Event of Default no longer exists, the Disbursement Agent shall not disburse or cause the disbursement of any funds from the Disbursement Agent Accounts and withdrawal and transfer of amounts from the Disbursement Agent Accounts shall be made only by the Administrative Agents; provided, however, that any checks drawn on the Construction Disbursement Account for payments approved hereunder in connection with a prior Disbursement Request shall be honored to the extent of available funds on deposit therein notwithstanding the continuance of any such Event of Default.

3.3 Payment of Compensation.

3.3.1 Compensation of the Administrative Agents. On February 17, 2013 and then on the 17th day of each April, June, August, October, December and February, Borrower shall pay, or cause to be paid, to Administrative Agents an amount equal to $20,833.33 under the Agency Fee Letter, which amount shall constitute compensation for services to be performed by the Administrative Agent for the immediately succeeding two (2) month period commencing on the 17th day of the calendar month in which such payment is due. Upon the request of the Borrower (unless an Event of Default has occurred and is continuing) the Disbursement Agent shall instruct the securities intermediary or account bank to transfer such fees and any other amounts scheduled to be paid under the Agency Fee Letter from the Company Funds Account directly to the Administrative Agents.

3.3.2 Reserved.

3.3.3 Compensation of the Disbursement Agent. On February 17, 2013 and then on the 17th day of each April, June, August, October, December and February until such time as the Final Completion Date (as the same may be extended in accordance with this Agreement) shall have occurred, Borrower shall pay, or cause to be paid the fees and any other amounts scheduled to be paid under the Agency Fee Letter, which amount shall constitute compensation for services to be performed by the Disbursement Agent for the immediately succeeding two (2) month period commencing on the 17th day of the calendar month in which such payment is due. Upon the request of the Borrower (unless an Event of Default has occurred and is continuing) the Disbursement Agent shall instruct the securities intermediary or account bank to transfer such fees and any other amounts scheduled to be paid under the Agency Fee Letter from the Company Funds Account directly to the Disbursement Agent.

3.3.4 Power of Attorney. The instructions contemplated by this Section 3.3 to be given by the Disbursement Agent shall be made without the requirement of obtaining any further consent or action on the part of the Borrower with respect thereto, and the Borrower hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact solely and exclusively to give such instructions and, if applicable, make such disbursements, and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable.

3.4 Periodic Review.

3.4.1 Review by Disbursement Agent. The Disbursement Agent shall act in good faith in the performance of its duties hereunder. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times upon reasonable advance notice with representatives of each of the Administrative Agents, the Second Lien Collateral Agent, the Borrower, the Cost Consultant, the Construction Consultant and such other employees, consultants or agents as the Disbursement Agent shall reasonably request to be present for such meetings. In addition, the Disbursement Agent shall have the right, but shall have no obligation, at reasonable times during customary business hours and at reasonable intervals upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting any Disbursement Request and any certificates in support of any of the foregoing. The Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Loan Parties which are reasonably necessary or appropriate to permit it to perform its duties hereunder, including, without limitation, bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project (excluding each of the foregoing which is subject to attorney client privilege or subject to confidentiality restrictions binding on the Loan Parties or their Subsidiaries). The rights of the Disbursement Agent under this Section 3.4 shall not be construed as an obligation, it being understood that the Disbursement Agent’s duty is solely limited to act upon certificates and Disbursement Requests submitted by the Borrower and instructions of the Administrative Agents and the Second Lien Collateral Agent hereunder, and the Disbursement Agent shall be protected in acting upon any Disbursement Request which appears to be valid on its face and to be duly executed by an authorized representative of the Borrower.

3.4.2 Review by Construction Consultant. The Borrower shall and shall cause the Loan Parties to permit the Construction Consultant (acting as a representative for the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent) and the Cost Consultant to meet periodically at reasonable times during customary business hours and at reasonable intervals with representatives of the Loan Parties, the Architect and such other employees, consultants or agents as the Administrative Agents, the Second Lien Collateral Agent, the Construction Consultant or the Cost Consultant shall reasonably request to be present for such meetings. Subject to any restrictions imposed by Gaming Laws or Gaming Authorities and safety-related requirements, the Borrower shall and shall cause its Subsidiaries to permit the Construction Consultant (and in the case of clause (c), the Insurance Advisor) (a) to perform such inspections of the Real Property and the Project as the Construction Consultant deems reasonably necessary or appropriate in the performance of its duties on behalf of the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent, (b) at reasonable times during customary business hours upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties, to review and examine the Plans and Specifications and all shop drawings relating to the Project, and all information (including Construction Contracts) supporting the amendments to the Project Completion Budget, amendments to any Construction Contracts, any Disbursement Request and any certificates in support of any of the foregoing, to inspect materials stored at any Mortgaged Property or the Project, and (c) to review the insurance required pursuant to the terms of the Loan Documents and the Notes Documents. The Borrower hereby authorizes the Administrative Agents, the Second Lien Collateral Agent, the Disbursement Agent, the Construction Consultant and the Cost Consultant to contact any payee for purposes of confirming receipt of payments hereunder; provided that the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent shall have no obligation to contact (or cause the Construction Consultant or Cost Consultant to contact) any payee to so confirm. In addition, the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent (or the Construction Consultant on their behalf or the Cost Consultant) shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Loan Parties relating to the payment of the Project Completion Costs, including, without limitation, bills of sale, statements, receipts, Lien releases and waivers, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project (excluding each of the foregoing which is subject to attorney client privilege or subject to confidentiality restrictions binding on the Loan Parties or their Subsidiaries). Subject to any restrictions imposed by Gaming Laws or Gaming Authorities and safety-related requirements, the Borrower shall, and shall cause the Loan Parties to, reasonably cooperate with the Construction Consultant and in assisting the Construction Consultant to perform its duties on behalf of the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent and exercising its review and inspection rights hereunder to take such further steps as the Administrative Agents, the Second Lien Collateral Agent, the Disbursement Agent, the Construction Consultant or the Cost Consultant reasonably may request in order to facilitate the performance of such obligations or the exercise of such rights.

4. Disbursements.

4.1 Procedure for Approving Disbursements.

4.1.1 Disbursement Requests.

(a) The Borrower shall have the right from time to time, no more frequently than once per calendar week, to submit to the Disbursement Agent and the Construction Consultant a request for the disbursement of funds from the Company Funds Account (in accordance with Section 4.1.2) substantially in the form of Exhibit A (a “Disbursement Request”), together with the exhibits and attachments thereto.

(b) If all or any portion of the applicable Disbursement Request satisfies the requirements of Section 4.1.2, (i) within three (3) Business Days following submission of such complete and final Disbursement Request, the Construction Consultant shall deliver to the Disbursement Agent a complete and executed certificate substantially in the form of Exhibit B, together with the exhibits and attachments thereto and the Borrower shall deliver to the Disbursement Agent a copy of a letter (the “Cost Consultant Letter”) with respect to the subject matter of such Disbursement Request addressed from the Cost Consultant to the Borrower substantially in the form agreed to by the parties prior to the date hereof; provided that the Borrower shall provide all other documentation reasonably requested by the Disbursement Agent after submission of such Disbursement Request, and (ii) within three (3) Business Days following submission of such complete and final Disbursement Request and following submission of the Construction Consultant’s certificate described in clause (i) above, to the extent set forth in such Disbursement Request, the Disbursement Agent shall transfer or cause to be transferred funds in the amount specified in such Disbursement Request to the Construction Disbursement Account.

(c) The Disbursement Agent and the Construction Consultant shall notify the Borrower, the Administrative Agents and the Second Lien Collateral Agent in writing (including via e-mail) as soon as reasonably possible (and in any event within three (3) Business Days following submission of the applicable Disbursement Request) if either of them determines that any Disbursement Request fails to satisfy the requirements of Section 4.1.2, which notice shall describe the nature of such failure with reasonable specificity. In addition, in the event that the Borrower obtains additional information or documentation or discovers any errors in or updates required to be made to any Disbursement Request prior to the Disbursement Request Date, the Borrower may, revise and resubmit such Disbursement Request to the Disbursement Agent and the Construction Consultant. Each of the Disbursement Agent and the Construction Consultant shall use commercially reasonable efforts to review such supplemental Disbursement Request prior to the foregoing review deadline. The Borrower shall not be entitled to any Disbursement unless and until a final, executed Disbursement Request, with all exhibits and attachments thereto, has been properly completed and submitted to the Disbursement Agent and the Construction Consultant in accordance with this Section 4.1 and the Construction Consultant has provided the certificate and supporting Construction Consultant’s report in respect of such Disbursement Request required under this Section 4.1; provided that in the event that the Construction Consultant approves only a portion of the payments or disbursements requested by the Disbursement Request or, if based on its review of the Disbursement Request, the Disbursement Agent finds any errors or inaccuracies in the Disbursement Request, but the Disbursement Request otherwise conforms to the requirements of this Agreement, the Disbursement Agent shall (A) notify the Borrower thereof, (B) revise (to the extent it is able to do so and with the Borrower’s consent, which may be provided electronically) or request that the Borrower revise such certificates to remove the request for the disapproved payment and/or rectify any errors or inaccuracies and (C) confirm the requested Disbursement Request after making the required revisions (or receiving from the Borrower the revised certificates) on the basis of the certificates and supporting Construction Consultant’s certificate as so revised.

4.1.2 Conditions to Disbursements. The Disbursement Agent’s compliance with a Disbursement Request as provided in Section 4.1.1 shall be subject to the following conditions. Upon satisfaction (or waiver by the Administrative Agents) of the conditions described below, the Disbursement Agent shall make or cause to be made the Disbursements specified in the corresponding Disbursement Request in accordance with Section 4.1.1:

(a) The Borrower shall have submitted to the Disbursement Agent and the Construction Consultant a Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with (i) all schedules thereto substantially in the form contemplated thereby; (ii) all Lien releases and waivers required to be attached under clause (c) of such Disbursement Request; and (iii) the certifications of the Architect substantially in the form of Exhibit 1 to the Disbursement Request, to the extent required pursuant to the terms of the Disbursement Request;

(b) The requirements set forth in Exhibit B have been satisfied such that the Construction Consultant is able to deliver such certificate and the applicable Cost Consultant Letter shall have been delivered to the Disbursement Agent;

(c) With respect to any Project Completion Costs contained in a Disbursement Request for which one or more a mechanic’s liens or similar liens have been filed, Borrower will have delivered to the applicable Title Company and the Administrative Agents fully executed settlement and release agreements (including applicable lien waivers) the terms of which require the lienholder to discharge such applicable mechanic’s liens.

(d) No responsible officer of the Disbursement Agent shall have received a written certification (including a Disbursement Request) from the Borrower (i) that a Default or an Event of Default exists and remains uncured (other than any Default that is being cured by such Disbursement) or (ii) of any material error, inaccuracy, misstatement or omission of material fact in any Disbursement Request or in any exhibit or attachment thereto;

(e) With respect to each Disbursement Request, the Borrower shall have certified to the Disbursement Agent on the date of each Disbursement that (i) the amounts previously drawn by the Borrower from the Construction Disbursement Account to pay Project Completion Costs have, in fact, been used to pay Project Completion Costs in accordance with the Project Completion Budget (or have been deposited back into the Construction Disbursement Account) and (ii) after giving effect to the requested Disbursement, sufficient funds shall remain on deposit in the Disbursement Agent Accounts to pay in full all then outstanding Project Completion Costs subject to and in accordance with the Project Completion Budget.

(f) The Borrower shall have submitted to the Disbursement Agent and the Construction Consultant an ALTA 33-06 disbursement endorsement to the title insurance policy issued in connection with the Revolving Credit Agreement, which endorsement shall recognize the amount of the disbursement to be made pursuant to the current Disbursement Request and the aggregate amount of all disbursements made pursuant to the applicable Disbursement Requests (including the current disbursement), shall amend the effective date of coverage with respect to mechanics liens to the date of such disbursement, and shall disclose no new mechanic’s liens exceptions to title coverage other than (i) mechanic’s liens set forth on Schedule 6.02(b) of the Revolving Credit Agreement, (ii) additional mechanic’s liens not set forth on Schedule 6.02(b) in an amount with respect to all Disbursement Requests not to exceed in the aggregate the amount of the Lien Reserve and (iii) such other Liens as may be acceptable to the Required Lenders and which shall state that there are no additional survey exceptions not previously approved by Disbursement Agent.

(g) Each of the following conditions precedent shall have been satisfied or waived:

(i) each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date; and

(ii) no Default or Event of Default shall have occurred and be continuing on such date or immediately after giving effect to the Disbursements requested to be made on such date (other than any Default that is being cured by such Disbursement).

The Disbursement Agent and the Construction Consultant shall be entitled to rely upon the certifications of the Borrower and the Architect in the relevant Disbursement Request in determining that the conditions specified in Sections 4.1.2(a) through 4.1.2(f) have been satisfied unless the Disbursement Agent shall have received further certifications indicating that prior certifications are inaccurate.

4.1.3 Non-Satisfaction of Conditions; Direct Payment by Disbursement Agent. In the event that any of the conditions of Section 4.1.2 described above has not been satisfied or waived by the Administrative Agents in respect of any Disbursement Request and so long as such conditions are not satisfied or waived by the Administrative Agents (for the purposes of which determination the Disbursement Agent shall in all cases be entitled to rely solely upon the certificates and attachments thereto provided to the Disbursement Agent in accordance with the terms of this Agreement), the Disbursement Agent shall not disburse or cause to be disbursed any funds from the Company Funds Account pursuant to a Disbursement Request; provided, however, that, if an Event of Default has occurred and is continuing, the Disbursement Agent shall, to the extent instructed by the Administrative Agents in its reasonable judgment (acting in consultation with the Construction Consultant) and irrespective of whether the Borrower has submitted a Disbursement Request, make or cause to be made at any time payments from amounts credited to the Company Funds Account for Project Completion Costs.

4.2 Reserved.

4.3 Final Disbursement. Without limiting the provisions of this Section 4 with respect to disbursements for the payment of Project Completions Costs, the availability and Borrower’s entitlement to any disbursement of excess funds on deposit in any Disbursement Agent Account for purposes other than the payment of Project Completion Costs in accordance with this Agreement shall be governed by Schedule 3.12 of the Revolving Credit Agreement.

5. Representations and Warranties. The Borrower represents and warrants on the date hereof and the date of each Disbursement, for the benefit of the Disbursement Agent, the Administrative Agents and the Second Lien Collateral Agent as follows:

5.1 Lien Reserve. Until the occurrence of the Substantial Completion Date, the Lien Reserve may only be used to offset the amount of any unreserved mechanic’s liens that are not set forth on Section 6.02(b) of the Revolving Credit Agreement and are an exception to any title datedown received pursuant to Section 4.1.2(f).

5.2 Sufficiency of Interests and Project Documents. Other than those services to be performed and materials to be supplied that can be reasonably expected to be commercially available when and as required, the Loan Parties own or hold under lease all of the property interests necessary to complete, own and operate the Project on the applicable Mortgaged Property and in accordance with all material Laws, and material Applicable Permits and as contemplated in the Loan Documents, the Notes Documents and the Project Documents.

5.3 Project Completion Budget. The Project Completion Budget (a) is, as of the date hereof, based on information believed by the Company to be reasonable at the time made as to all legal and factual matters material to the amounts set forth therein and (b) as of the date hereof sets forth the total costs anticipated to be incurred after the date hereof to achieve the Final Completion Date.

5.4 Force Majeure. As of the date hereof, except as would not reasonably be expected to have a Material Adverse Effect, neither the business nor the properties of any Loan Party is affected by any Force Majeure Event.

6. Covenants. The Borrower covenants and agrees, with and for the benefit of the Disbursement Agent, the Administrative Agents and, the Second Lien Collateral Agent, to comply with each of the following provisions:

6.1 Amendments to Project Completion Budget. The Project Completion Budget for the Project, taken as a whole, may not be increased without the consent of the Administrative Agents; provided that the Borrower may make modifications to the Project Completion Budget which do not increase the aggregate amount thereof by providing written notice to the Disbursement Agent and the Administrative Agents.

6.2 Substantial Completion. Borrower shall have achieved Substantial Completion on or before April 30, 2013 (or such later date as the Required Lenders (as defined in the Revolving Credit Agreement) agree).

6.3 Final Plans and Specifications. The Borrower shall not construct or permit to be constructed any material portion of the Project except in substantial conformance with the Final Plans and Specifications for such portion of the Project.

6.4 Monthly Project Summary and Transfer Request. During the last week of every calendar month beginning in January 2013, the Borrower shall deliver a Project Summary and Transfer Request in the form of Exhibit I.

6.5 Final Completion. Borrower shall have achieved Final Completion on or before June 30, 2013 (or such later date as the Required Lenders (as defined in the Revolving Credit Agreement) agree).

6.6 Notices. Promptly upon a Responsible Officer obtaining knowledge thereof, the Borrower shall provide to the Disbursement Agent, the Construction Consultant, the Administrative Agents and the Second Lien Collateral Agent written notice of:

(a) any event, occurrence or circumstance which reasonably would be expected to prevent the Loan Parties from (i) achieving the Substantial Completion Date on or before the Scheduled Completion Date or (ii) meeting any material obligation under the Material Agreements (as defined in the Revolving Credit Agreement) as and when required thereunder;

(b) the filing or recording of any mechanic’s lien or other lien against the Property;

(c) any termination or event of default or notice thereof under any Material Agreement; and

(d) “Substantial Completion” or “Final Completion” certificates or notices thereof delivered under any Material Agreement.

6.7 New Permits and Permit Modifications. Within ten (10) Business Days following request therefor from the Disbursement Agent, the Borrower shall deliver to the Administrative Agents, the Second Lien Collateral Agent, the Construction Consultant and the Disbursement Agent copies of all material Applicable Permits that are obtained by any Loan Party after the date hereof, and any material amendment, supplement or other modification to any Applicable Permit received by any Loan Party after the date hereof.

6.8 Project Summary and Transfer Requests. Until the occurrence of the Final Completion Date, Borrower shall during each calendar month deliver to Disbursement Agent a Project Summary and Transfer Request in the form to be agreed upon by Borrower and Disbursement Agent.

6.9 Project Completion Budget. Until the occurrence of the Final Completion Date, Borrower shall during each calendar month deliver to Disbursement Agent a copy of the Project Completion Budget certified to the Disbursement Agent as of that date to be true, correct and complete in all respects.

6.10 Reserved.

6.11 Publicity. The Borrower shall permit the Administrative Agents to publicize its involvement and the involvement of the Lenders in the construction financing for the Improvements with the Borrower’s prior written approval (not to be unreasonably withheld or delayed).

6.12 Reserved.

6.13 Services and Utilities.The Borrower shall use commercially reasonable efforts to ensure that all utilities and related services necessary for the operation of the Project for its intended purpose are, or when required, will be, available to the Property.

6.14 Disbursement Agent and Administrative Agents Not Responsible. Notwithstanding anything to the contrary contained in this Agreement, other than receiving certificates provided for herein, none of the Administrative Agents, the Second Lien Collateral Agent or the Disbursement Agent shall have any obligations, and claim any responsibility, with respect to Sections 6.1 through 6.14.

7. Events of Default. Upon the occurrence of any of the following specified events (each an “Event of Default”):

(a) the occurrence and continuation of an “Event of Default” under any Loan Document, any Term Loan Documents or any Second Lien Documents (in each case as defined in the Revolving Credit Agreement);

(b) any representation, warranty or certification confirmed or made herein or in any Disbursement Request or other certificate submitted with respect hereto by any Loan Party shall be found to have been incorrect in any material respect as of the date made;

(c) reserved;

(d) the Borrower shall fail to perform or observe any of its obligations hereunder (other than those listed in clauses (a), (b) or (c) above) where such Default shall not have been remedied within thirty (30) days after notice of such failure from the Disbursement Agent, the Administrative Agents or the Second Lien Collateral Agent to the Borrower;

(e) the Borrower shall fail to achieve Substantial Completion on or before April 30, 2013 (or such later date as the Required Lenders (as defined in the Revolving Credit Agreement) agree); or

(f) the Borrower shall fail to achieve Final Completion on or before June 30, 2013 (or such later date as the Required Lenders (as defined in the Revolving Credit Agreement) agree);

the Administrative Agents (acting at the direction of the Required Lenders (as applicable, as defined in both the Term Loan Credit Agreement and the Revolving Credit Agreement)), the Second Lien Collateral Agent (acting at the direction of the majority of the holders of the Notes and solely to the extent permitted under the Intercreditor Agreement) and the Disbursement Agent (acting solely at the direction of the Administrative Agents (acting at the direction of the Required Lenders (as applicable, as defined in both the Term Loan Credit Agreement and the Revolving Credit Agreement)) may, without further notice of default, presentment or demand for payment, protest or notice of non-payment or dishonor, or other notices or demands of any kind, all such notices and demands being waived (to the extent permitted by applicable law), exercise any or all rights and remedies at law or in equity (in any combination or order that the Administrative Agents may elect, subject to the foregoing), including without limitation or prejudice to the Administrative Agents’, the Second Lien Collateral Agent’s or the Disbursement Agent’s other rights and remedies, (x) refuse, and the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent shall not be obligated, to make or cause to be made any Disbursements or make or cause to be made any payments from the Company Funds Account, and (y) exercise any and all rights and remedies available under any of the Loan Documents and the Notes Documents.

8. Limitation of Liability. The Disbursement Agent’s responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guaranty to the Administrative Agents, the Second Lien Collateral Agent, the Lenders or the Second Lien Secured Parties the performance of the Borrower, the Construction Consultant, the Architect, any Contractor or provider of materials or services in connection with construction of the Project; (b) the Disbursement Agent shall have no responsibility to the Borrower, the Administrative Agents, the Second Lien Collateral Agent, the Lenders or the Second Lien Secured Parties as a consequence of performance by the Disbursement Agent hereunder except for any bad faith, gross negligence or willful misconduct of the Disbursement Agent or material breach of its obligations under this Agreement (as determined by a court of competent jurisdiction in a final and nonappealable judgment); (c) the Borrower shall remain solely responsible for all aspects of its business and conduct in connection with its property and the Project, including, but not limited to, the quality and suitability of the Plans and Specifications, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Borrower, the Administrative Agents, the Second Lien Collateral Agent, the Contractors, the Architect or any third party of any aspect of the completion of the Project or any other matter referred to above; and (e) the Disbursement Agent owes no duty of care to the Borrower, the Construction Consultant, the Architect, any Contractor or any other Person to protect against, or to inform any such party against, any negligent, faulty, inadequate or defective design or construction of the Project. The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein (including with respect to review of the substantive terms and conditions of any contracts delivered to the Disbursement Agent), shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations or any other reason, except for its bad faith, gross negligence or willful misconduct or material breach of its obligations under this Agreement (as determined by a court of competent jurisdiction in a final and nonappealable judgment). The Disbursement Agent shall be deemed to have satisfied its obligations to make or cause to be made any Disbursement required hereunder upon the delivery of the applicable Disbursement Request or other written instruction, duly acknowledged by the Disbursement Agent, to the applicable securities intermediary or account bank (including under any applicable Account Control Agreement) in respect of the applicable Disbursement Agent Account or Disbursement Agent Accounts from which such Disbursement is to be made. The Disbursement Agent shall have no liability for the failure of any such securities intermediary or account bank to comply with such Disbursement Request or other written instructions. In addition, the Disbursement Agent shall have no responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any certificates, documents or instruments submitted to it in connection with its duties hereunder, and shall be entitled to deem the signatures on any such certificates, documents or instruments submitted to it hereunder as being those purported to be authorized to sign such certificates, documents or instruments on behalf of the parties hereto and shall be entitled to rely (so long as such reliance is reasonable and in good faith) upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind. To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against the Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent, each of their affiliates, and each of their and their affiliates’ officers, directors, agents and employees, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement, instrument or transaction contemplated hereby. The Disbursement Agent agrees to instruct the Construction Consultant to take the actions to be taken under this Agreement by the Construction Consultant. The Administrative Agents shall replace the Construction Consultant in accordance with the terms of the Term Loan Credit Agreement if the Construction Consultant fails to perform its responsibilities hereunder. The Construction Consultant shall be required to act reasonably and in good faith in making determinations and carrying out its duties, rights and responsibilities hereunder.

9. Indemnity. The Borrower shall indemnify the Administrative Agents (and any sub-agent thereof), the Disbursement Agent, the Second Lien Collateral Agent and the Construction Consultant and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all reasonable and documented, out-of-pocket losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of one counsel plus local counsel in each relevant jurisdiction for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any party hereto or any third party arising out of, in connection with, or as a result of any Indemnitee’s performance under this Agreement; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or result from a claim brought by Borrower or any other Loan Party against an Indemnitee for material breach in of such Indemnitee’s obligations hereunder or under any other Loan Document if Borrower has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. The foregoing indemnities in this Section 9 shall survive the resignation or substitution of the Disbursement Agent, the Administrative Agents, the Second Lien Collateral and/or the Construction Consultant or the termination of this Agreement.

10. Termination. This Agreement shall terminate upon the earlier of (A) (x) “payment in full” of all obligations in accordance with the terms of and as defined under the Term Loan Credit Agreement, (y) “satisfaction and discharge” of the Second Lien Notes issued under the Indenture and (z) and “payment in full” of all Obligations in accordance with the terms of and as defined under the Revolving Credit Agreement and (B) the Final Completion Date. Upon the termination of this Agreement pursuant to this Section 10, the Disbursement Agent shall no longer be permitted to withdraw amounts on deposit in any Disbursement Agent Account, except pursuant to Section 4.3.

11. Substitution or Resignation of the Disbursement Agent.

11.1 Procedure. A resignation or removal of the Disbursement Agent and appointment of a successor Disbursement Agent shall become effective only upon the successor Disbursement Agent’s acceptance of appointment as provided in this Section 11.

11.1.1 The Disbursement Agent may resign in writing at any time and be discharged from all duties hereunder upon 30 days’ written notice to all parties hereto. The Revolving Administrative Agent (in consultation with the Second Lien Collateral Agent), acting in accordance with the Revolving Credit Agreement, may remove the Disbursement Agent as provided below by so notifying the Disbursement Agent and the Borrower in writing no less than 30 days prior to such removal, if:

(a) the Disbursement Agent fails to comply with Section 11.3;

(b) the Disbursement Agent is adjudged by a court of competent jurisdiction to be bankrupt or insolvent or an order for relief is entered by such court with respect to the Disbursement Agent under the Bankruptcy Code;

(c) a custodian or receiver takes charge of the Disbursement Agent or its property; or

(d) the Disbursement Agent becomes incapable of acting in its capacity as disbursement agent hereunder, in the judgment of the Administrative Agents.

11.1.2 If the Disbursement Agent resigns or is removed or if a vacancy exists in the office of Disbursement Agent for any reason, the Administrative Agents shall use reasonable efforts to promptly (but in no event later than 30 days after such resignation or removal) appoint a successor Disbursement Agent acceptable to the Borrower; provided that the Borrower shall not unreasonably withhold, or delay consent to any such successor.

11.1.3 If a successor Disbursement Agent does not take office within 30 days after the retiring Disbursement Agent resigns or is removed, the retiring Disbursement Agent, the Revolving Administrative Agent or the Borrower may petition any court of competent jurisdiction for the appointment of a successor Disbursement Agent; provided that until a successor Disbursement Agent has been so appointed, the Revolving Administrative Agent shall act as the Disbursement Agent hereunder.

11.1.4 A successor Disbursement Agent shall deliver a written acceptance of its appointment to the retiring Disbursement Agent, the Borrower, the Administrative Agents and the Second Lien Collateral Agent. Upon the earlier of (a) delivery of such written acceptance and (b) 30 days after delivery of such a resignation or removal notice, the resignation or removal of the retiring Disbursement Agent shall become effective, and any such successor Disbursement Agent shall have all the rights, powers and duties of the Disbursement Agent under this Agreement. The retiring Disbursement Agent shall promptly thereafter transfer all property held by it as Disbursement Agent to any such successor Disbursement Agent.

11.2 Successor Disbursement Agent by Merger, etc. If the Disbursement Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Disbursement Agent.

11.3 Eligibility; Disqualification. The Disbursement Agent shall be at all times a bank chartered under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $500,000,000 as set forth in its most recent published annual report of condition. At no time may the Disbursement Agent be disqualified under applicable Gaming Laws from acting in the capacity of Disbursement Agent hereunder.

12. Miscellaneous.

12.1 Delay and Waiver. No delay or omission to exercise any right, power or remedy accruing upon the occurrence of any Event of Default or any other breach or default by the Borrower under this Agreement shall impair any such right, power or remedy of the Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent or any Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single Event of Default or other breach or default be deemed a waiver of any other Event of Default or other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any of the Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent, the Second Lien Secured Parties or any Lender of any Event of Default or other breach or default under this Agreement, or any waiver on the part of any of the Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent, the Second Lien Secured Parties or any Lender of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent in such writing specifically set forth. All remedies under this Agreement or by law or otherwise afforded to any of the Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent, the Second Lien Secured Parties or any Lender shall be cumulative and not alternative. The Administrative Agents (acting at the direction of the Required Lenders) and any other party hereto, on behalf of itself, may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches, nor shall any such waiver constitute a waiver by any other party with respect to such breach.

12.2 Invalidity. In case any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting or impairing the validity, legality or enforceability of any other provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

12.3 No Authority. The Disbursement Agent shall not have any authority to, and shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Administrative Agents or the Second Lien Collateral Agent.

12.4 Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties; provided that if the Borrower’s obligations under the Term Loan Credit Agreement are assigned with the consent of the Lenders in accordance therewith or in accordance with the Term Loan Credit Agreement, the Borrower may assign its rights and obligations hereunder to the same assignee without additional consent. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

12.5 Benefit. The parties hereto and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

12.6 Gaming Authorities and Liquor Laws. Each party hereto agrees to cooperate with the Gaming Authorities and Liquor Authorities in connection with the administration of their regulatory jurisdiction over the Loan Parties and their Subsidiaries, including, without limitation, the Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent and any applicable legal or regulatory restrictions, the provision of such documents or other information as may be requested by any such Gaming Authorities or Liquor Authorities relating to the Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent, any Loan Party, any Subsidiary of a Loan Party, the Project Documents or the Financing Documents. Notwithstanding any other provision of this Agreement, the Borrower and each Loan Party hereby consent to any such cooperation and disclosure by the Disbursement Agent, the Administrative Agents and the Second Lien Collateral Agent to any such Gaming Authorities or Liquor Authorities and releases such parties from any liability for any such cooperation or disclosure. The rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of the Gaming Laws and Liquor Laws and if prior approval of any Gaming Authorities or Liquor Authorities is required therefor, such approval shall be obtained.

12.7 Posting. The Borrower and the Construction Consultant agree that the Administrative Agents may make the certificates delivered to the Disbursement Agent pursuant to the requirements of this Agreement available to the Lenders by posting such documents (the “Posted Documents”) on IntraLinks or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” The Administrative Agents does not warrant the accuracy or completeness of the Posted Documents on the Platform, or the adequacy of the Platform and expressly disclaims liability for errors or omissions in such Posted Documents. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agents in connection with the Posted Documents or the Platform. In no event shall the Administrative Agents or any of its Related Parties have any liability to any person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Administrative Agents’ transmission of communications through the Internet, except to the extent the liability of such Person is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Person’s gross negligence, willful misconduct or material breach in bad faith of such Person’s obligations under this Agreement as determined in a final and non-appealable judgment by a court of competent jurisdiction.

12.8 Entire Agreement; Amendments. This Agreement (together with the other Loan Documents, the Loan Documents (as defined in the Revolving Credit Agreement) and the Second Lien Documents contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by the Borrower, the Administrative Agents (acting at the direction of the Required Lenders) and the Disbursement Agent. In the event of any conflict between the terms of this Agreement and the terms of the Term Loan Credit Agreement, the terms of this Agreement shall control in the absence of manifest error.

12.9 Notices. All notices, requests and demands to or upon the respective parties hereto or the Construction Consultant to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when received, or in the case of email, when received (or in the case of email not received on a Business Day or after business hours on a Business Day, on the next succeeding Business Day) addressed as follows or to such other address as the applicable parties may hereafter notify to the other parties:

Borrower:	Revel Entertainment Group, LLC 500 Boardwalk Atlantic City, New Jersey 08401 Attention: Mary Helen Medina, General Counsel Facsimile: (609) 572-6617 Email: mhmedina@revelentertainment.com with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, 34th Floor

Los Angeles, California 90071

Attention: David Reamer, Esq.

Facsimile: (213) 621-5052

Telephone: (213) 687-5052

Email: david.reamer@skadden.com

Administrative Agents:	JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179 Attention: Susan Atkins Facsimile: (212) 622-4556 susan.atkins@jpmorgan.com

JPMorgan Chase Bank, N.A. 10 South Dearborn, Floor 19 Chicago, IL 60603-2003 Attention: James Imbeau Facsimile: (312) 325-5055 james.l.imbeau@chase.com

Disbursement Agent:

JPMorgan Chase Bank, N.A.

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

in the case of the Administrative Agents or the Disbursement Agent, with copies to:	JPMorgan Chase Bank, N.A. 1111 Fannin Street, Floor 10 Houston, TX 77002-6925 Attention: Lydia Gomez Facsimile: (713) 750-2223 Email: lydia.x.gomez@jpmchase.com

JPMorgan Chase Bank, N.A. 201 North Central Avenue, Floor 14 Phoenix, AZ 85004-0073 Attention: Yaren Wyzevich Telephone: (602) 221-2497 Email: yaren.s.wyzevich@chase.com

JPMorgan Chase Bank, N.A.

201 North Central Avenue, Floor 14

Phoenix, AZ 85004-0073

Attention: Jerry A. Hull

Telephone: (602) 221-2074

Email: jerry.a.hull@chase.com

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Road, Ops 2, Floor 03

Newark, Delaware, 19713-2107

Attention: Jenna Poore

Facsimile: (302) 634-4250

jenna.poore@jpmorgan.com

Second Lien Collateral Agent

U.S. Bank National Association

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Construction Consultant:	Merritt & Harris, Inc. 90 John Street, Suite 503 New York, NY 10038 Attention: Neil A. Rowland, Principal Facsimile: (212) 687-2859 Telephone: (212) 697-3188 ext. 308 Email: NRowland@MHarrisinc.com

12.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Agreement.

12.11 Right to Consult Counsel. Each of the Disbursement Agent, the Administrative Agents and the Second Lien Collateral Agent may, if any of them deems necessary or appropriate, consult with and be advised by counsel (whether such counsel shall be regularly retained or specifically employed) in respect of their duties hereunder. Each of the Disbursement Agent, the Administrative Agents and the Second Lien Collateral Agent shall be entitled to reasonably rely upon the advice of its counsel in any action taken in its capacity as the Disbursement Agent, the Administrative Agents or the Second Lien Collateral Agent, as the case may be, hereunder.

12.12 Choice of Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

12.13 Designation of Applicable Courts and Jurisdictions. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof (the “Applicable Courts”), in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Disbursement Agent, the Administrative Agents or the Second Lien Collateral Agent may otherwise have to bring any action or proceeding relating to this Agreement against any Loan Party or its properties in the courts of any jurisdiction.

12.14 Further Assurances. From time to time the Borrower shall execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Disbursement Agent, the Administrative Agents or the Second Lien Collateral Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement. Upon the exercise by the Disbursement Agent or the Administrative Agents of any power, right, privilege or remedy pursuant to this Agreement following the occurrence and during the continuation of an Event of Default which requires any Governmental Action, the Borrower shall use commercially reasonable efforts to execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Disbursement Agent, the Administrative Agents or the Second Lien Collateral Agent are required to obtain from the Borrower for such Governmental Action.

12.15 Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time prior to the transfer or release of funds pursuant to Section 4.3, payment and performance of any of the Borrower’s obligations hereunder, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent, the Second Lien Secured Parties or any Lender. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

12.16 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE OTHER NOTES DOCUMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.16.

12.17 Confidentiality. Section 10.12 of the Revolving Credit Agreement shall apply herein mutatis mutandis.

12.18 Certain Rights of Borrower and OpCo. All actions and rights of Borrower hereunder may be taken or exercised by OpCo and all actions and rights of OpCo hereunder may be taken or exercised by Borrower. Either the Borrower or OpCo may be an account party to the Disbursement Agent Accounts hereunder and both the Borrower and OpCo shall be permitted to draw checks on and otherwise withdraw amounts on deposit in such Disbursement Agent Accounts to the extent such withdrawals are otherwise permitted under this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Disbursement Agent

By:	/s/ Susan E. Atkins
Name:	Susan E. Atkins
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Revolving Administrative Agent, Term Loan Administrative Agent and First Lien Collateral Agent

By:	/s/ Susan E. Atkins
Name:	Susan E. Atkins
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	/s/ Mauri J. Cowen
Name:	Mauri J. Cowen
Title:	Vice President

REVEL AC, INC., a Delaware corporation

By:	/s/ Alan Greenstein
Name:	Alan Greenstein
Title:	SVP & CFO

REVEL ENTERTAINMENT GROUP, LLC, a New Jersey limited liability company

By:	/s/ Alan Greenstein
Name:	Alan Greenstein
Title:	SVP & CFO

Index to Exhibits to Amended and Restated Disbursement Agreement

EXHIBITS

EXHIBIT A	Form of Disbursement Request
EXHIBIT B	Form of Construction Consultant’s Disbursement Certificate
EXHIBIT C	Form of Borrower’s Substantial Completion Certificate
EXHIBIT D	Form of Borrower’s Final Completion Certificate
EXHIBIT E	Partial Release and Waiver of Liens and Claims
EXHIBIT F	Final Release and Waiver of Liens and Claims

EXHIBIT A

to Amended and Restated Disbursement Agreement

Form of Disbursement Request

[                             ], 201[__]

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Susan Atkins

Facsimile: (212) 622-4556

susan.atkins@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

EXH. A-1

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

With a copy to (without attachments):

JPMorgan Chase Bank, N.A.,

as Depositary

Escrow Services

4 New York Plaza, 21st Floor

New York, N.Y. 10004

Attention: Audrey Mohan/Sal Lunetta

Fax No.: (212) 623-6168

Re:	Disbursement Request No. [ ] under Amended and Restated Disbursement Agreement dated as of December [20], 2012 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)
Disbursement Request of $[ ]
Requested Disbursement Date: [ ], 201[ ]

Ladies and Gentlemen:

The Borrower submits this Disbursement Request (the “Disbursement Request”) pursuant to the Disbursement Agreement. Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

The Borrower hereby requests that you, in your capacity as Disbursement Agent under the Disbursement Agreement, on the requested disbursement date set forth above (the “Requested Disbursement Date”): cause the transfer of $[                        ] from the Company Funds Account1 to the Construction Disbursement Account2.

In connection with the requested disbursements, the Borrower hereby represents, warrants and certifies as of the date hereof as follows:

(a) Schedule 1 lists each party to whom payment is to be made from the funds transferred to the Construction Disbursement Account and for each such party, the following: (i) the required payment date for each applicable payment; (ii) the name of the payee to be paid or that was paid, as applicable; and (iii) the net payment requested with respect to each payee. To the Borrower’s knowledge, the information set forth in Schedule 1 is true, correct and complete in all material respects.

(b) The Borrower has delivered or caused to be delivered to the Construction Consultant copies of invoices, pro forma invoices, settlement agreements or written notifications pursuant to which payments have been requested for all Project Completion Costs pursuant to this Disbursement Request.

[1]	JPMorgan Chase Bank, N.A. Account Number 899573604

[2]	JPMorgan Chase Bank, N.A. Account Number 2952754998

EXH. A-2

(c) Schedule 2 sets forth a lien release summary chart of releases and waivers in the form specified by Exhibits E and F of the Disbursement Agreement, as applicable (copies of which are attached hereto as Attachment 1), from each Contractor to be paid from funds requested under this Disbursement Request for payment of Project Completion Costs acknowledging that such Contractor has been paid in full any and all amounts due for work or services performed and materials furnished to date in connection with the construction of the Project, except for lien releases or waivers relating to (i) Retainage Amounts, (ii) Disputed Amounts, (iii) Permitted Liens, (iv) Liens that are reasonably acceptable to the Required Lenders, (v) uncompleted Punchlist Items, and (vi) Reserved Liens.

(d) As of the date hereof, no Default or Event of Default exists (other than Defaults that will be cured by the payment of money being requested hereunder) and the payments contemplated from the Construction Disbursement Account in connection herewith will not constitute, result in, nor create a Default or Event of Default.

(e) All proceeds of all previous Disbursement Requests occurring on or after December [20,] 2012, except for $[            ] remaining in the Construction Disbursement Account, have been expended and have been applied to pay Project Completion Costs in accordance with the Disbursement Agreement.

(f) Each of the conditions precedent set forth in Section 4.1.2 of the Disbursement Agreement has been satisfied or waived by the Administrative Agents as of the date of this Disbursement Request.

(g) The (i) certifications of the Architect substantially in the form of Exhibit 1 is attached hereto and (ii) schedule delivered by the Cost Consultant substantially in the form of agreed to by the parties prior to the date hereof, which schedule shall be updated (A) with information regarding prior disbursements through the date of this Disbursement Request, (B) to show the current status of all Project Completion Costs and (C) as may otherwise be reasonably required by Disbursement Agent.

The Administrative Agents and the Disbursement Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursements requested by this Disbursement Request.

[SIGNATURE PAGE FOLLOWS]

EXH. A-3

IN WITNESS WHEREOF, the undersigned has executed this Disbursement Request as of this [                        ] day of [                        ], 201[__].

REVEL AC, INC.,
a Delaware corporation

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Disbursement Agent

By:
Name:
Title: Managing Director

SCHEDULE 1

to Disbursement Request

CONSTRUCTION RISK MANAGEMENT

PAYEE LISTING AND LIEN WAIVER CHECKLIST

BORROWER: Revel AC, Inc.	Date:

PROJECT: Revel AC, Inc.	DRAW NO.:

Line item	Invoice Date	Payee Name	Net Amount to be Paid	Lien Waiver
				Req’d	Rec’d
Total Net Amount

SCH. 1-1

SCHEDULE 2

to Disbursement Request

LIEN RELEASE SUMMARY—MASTER LIST3

Waivers received for work billed through [                    ], 201[__] Submitted pursuant to § 4.1.2(a) of the Disbursement Agreement

	Payment Application Reference			Waiver Amount
Contractor	Date	Company Advance Request #	Contractor #	Conditional (Current Period)	Unconditional	Total Waivers (Cumulative)	Notes

[3]	Summary chart and attached lien releases should address all Project Completion Costs incurred through the date of the Master List.

SCH. 2-1

Exhibit 1

to Disbursement Request

Certificate of Architect

[                     ], 201[    ]

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Susan Atkins

Facsimile: (212) 622-4556

susan.atkins@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

SCH. 2-2

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Re:	Disbursement Request No. [ ] under Amended and Restated Disbursement Agreement dated as of [ ], 2012 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)

Disbursement Request of $[                    ]

Requested Disbursement Date: [            ], 201[    ]

Ladies and Gentlemen:

[INSERT APPLICABLE ARCHITECT; IF MORE THAN ONE, PROVIDE MULTIPLE CERTIFICATES] (the “Architect”) hereby certifies as follows:

(a) The Architect has reviewed the above referenced Disbursement Request and the Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Architect hereby certifies and confirms with respect to that portion of the Project constructed pursuant to the Plans and Specifications prepared by the Architect the accuracy of the certification in Paragraph (d) of the above-referenced Disbursement Request that the construction performed to date is substantially in conformance with the Plans and Specifications.

The Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Disbursement Request.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Architect as of this [            ] day of [            ], 201[    ].

[ ]

By:
Name: Title:

SCH. 2-3

Attachment 1

to Disbursement Request

LIEN RELEASES AND WAIVERS

Attached.

SCH. 2-4

EXHIBIT B

to Amended and Restated Disbursement Agreement

Form of Construction Consultant’s Disbursement Certificate

[                         ], 201[    ]

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Susan Atkins

Facsimile: (212) 622-4556

susan.atkins@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

EXH. B-1

Re:	Disbursement Request No. [ ] (the “Borrower’s Disbursement Request”), under Amended and Restated Disbursement Agreement dated as of December 20, 2012 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)

Disbursement Request of $[                    ]

Requested Disbursement Date: [                    ], 201[    ]

Ladies and Gentlemen:

Merritt & Harris, Inc. (the “Construction Consultant”) hereby certifies as follows:

(a) The Construction Consultant has reviewed the Borrower’s Disbursement Request, which is attached hereto as Exhibit 1.

(b) The Construction Consultant hereby acknowledges receipt of the fully executed settlement and release agreements from Borrower and each Contractor as required by clause (c) of the Borrower’s Disbursement Request and Section 4.1.2(a) of the Disbursement Agreement and confirms that the amounts requested to be paid to each such person are appropriately and accurately reflected in the Borrower’s Disbursement Request and such agreements.

(c) The Construction Consultant concurs in all material respects with the certifications contained in Paragraphs (a)-(f) of the Borrower’s Disbursement Request; provided that where any certification of the Borrower is limited to the Borrower’s knowledge, for the purpose of this certificate such concurrence shall instead be made to the Construction Consultant’s knowledge.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

The Disbursement Agent, the Administrative Agents and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Borrower’s Disbursement Request.

[SIGNATURE PAGE FOLLOWS]

EXH. B-2

IN WITNESS WHEREOF, the undersigned has executed this Construction Consultant’s Disbursement Certificate as of this [                    ] day of [                    ], 201[    ].

MERRIT & HARRIS, INC.

By:
Name: Title:

Exhibit 1

Borrower’s Disbursement Request

[See Attached]

EXH.1-1

EXHIBIT C

to Amended and Restated Disbursement Agreement

Form of Borrower’s Substantial Completion Certificate

[                         ], 201[__]

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

Copies to:

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Susan Atkins

Facsimile: (212) 622-4556

susan.atkins@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

EXH. C-1

Re:	Amended and Restated Disbursement Agreement dated as of December 20, 2012 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)
Borrower’s Substantial Completion Certificate dated as of [ ], 201[ ]

Ladies and Gentlemen:

This certificate is delivered to you pursuant to the Disbursement Agreement, to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Disbursement Agreement. The Borrower hereby represents, warrants and certifies as follows:

(a) Each item set forth in the Project Completion Budget has been paid in full and/or otherwise finally resolved such that no amounts remain payable by any Loan Party in connection with each such item (other than Allowed Amounts) and that all mechanic’s liens associated with such items have been discharged of record, except (1) mechanic’s liens that are reasonably acceptable to the Required Lenders, (2) mechanic’s liens that are (x) junior to the Lien of each Mortgage with respect to the Real Property and the Project (each as defined in the Revolving Credit Agreement), (y) that represent Disputed Amounts and for which 105% of the aggregate amount of the Loan Parties’ likely liability (as determined by the Borrower in good faith) is reserved in the Disbursement Agent Accounts and (z) are not contained in the Project Completion Budget, (3) Permitted Amounts, (4) Permitted Liens and (5) Reserved Liens;

(b) All material Applicable Permits with respect to the operation of the Project in all material respects have been issued and are in full force and effect;

(c) The Permitted Amounts currently unpaid are as follows: (i) $[            ] for the Punchlist Completion Amount; (ii) $[            ] for the aggregate Disputed Amounts with respect to the Construction Management Agreement; (iii) $[            ] for aggregate Disputed Amounts with respect to the Construction Contracts other than the Construction Management Agreement; (iv) $[            ] for Retainage Amounts; and (v) $[            ] for Reserved Liens;

(d) All amounts required to be paid to the Contractors in connection with completing the Project have been paid, other than Permitted Amounts with respect to which the Reserved Amount has been reserved in the aggregate in the Disbursement Agent Accounts;

(e) The Borrower (or other applicable Loan Party) has received lien releases and waivers from each Contractor in the form of Exhibit E or Exhibit F of the Disbursement Agreement (other than with respect to Permitted Amounts, Permitted Liens, other Lien releases that are not more than thirty (30) days in arrears), Liens that are reasonably acceptable to the Required Lenders, and Reserved Liens;

(f) The CUP is fully-operational and providing energy, hot water and chilled water to each building, facility or venue comprising the Project designated as having access to such utilities in the Plans and Specifications;

EXH. C-2

(g) Attached hereto as Exhibit 1 is the signed Construction Consultant’s Certificate;

(h) Attached hereto as Exhibit 2 are the results of a title search or title endorsement that satisfies the requirements set forth in the definition of “Substantial Completion” under the Disbursement Agreement;

(i) The Borrower has delivered to the Construction Consultant, the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent a list of any remaining Punchlist Items;

(j) The Borrower has delivered its budgeted costs with respect to Punchlist Items to the Construction Consultant, the Administrative Agents, the Second Lien Collateral Agent and the Disbursement Agent; and

(k) The Borrower has received from the Architect a certificate(s) or notice(s) of “Substantial Completion” on Form AIA Document G704 for each material portion of the work reflected in the Final Plans and Specifications, a copy of which is attached hereto as Exhibit 3.

The Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested below.

[SIGNATURE PAGE FOLLOWS]

EXH. C-3

IN WITNESS WHEREOF, the undersigned has executed this Borrower’s Substantial Completion Certificate as of this [                        ] day of [                        ], 201[__].

REVEL AC, INC.

By:
Name:
Title:

EXHIBIT 1

Certificate of Construction Consultant

Borrower’s Substantial Completion Certificate

[                    ], 201[__]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Copies to:

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Susan Atkins

Facsimile: (212) 622-4556

susan.atkins@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

EXH. 1-1

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Re:	Amended and Restated Disbursement Agreement dated as of December 20, 2012 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)
Borrower’s Substantial Completion Certificate dated as of [ ], 201[ ]

Ladies and Gentlemen:

Merritt & Harris, Inc. (the “Construction Consultant”) hereby certifies as follows:

(a) The Construction Consultant has reviewed the above referenced Borrower’s Substantial Completion Certificate.

(b) The Construction Consultant hereby concurs in all material respects with the certifications contained in Paragraph (a), (b) (to the best of its knowledge), (c) (to the best of its knowledge), (e) (to the best of its knowledge) and (f) of the above-referenced Borrower’s Substantial Completion Certificate. The amounts set forth in Paragraph (c) of such certificate is no greater than the amounts permitted under the definition of “Permitted Amounts” in the Disbursement Agreement.

(c) The Construction Consultant has received a copy of the remaining Punchlist Items referred to in Paragraph (i) of the Borrower’s Substantial Completion Certificate and hereby approves such Punchlist Items.

(d) The Construction Consultant has accepted each applicable certificate or notice of “Substantial Completion” referred to in Paragraph (k) of the Borrower’s Substantial Completion Certificate.

(e) The Construction Consultant last inspected the Project on [                        ].

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.

The Disbursement Agent, the Administrative Agents and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

EXH. 1-2

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Consultant as of this [                        ] day of [                        ], 201[__].

MERRIT & HARRIS, INC.

By:
Name:
Title:

EXHIBIT 2

Title Search

[To be provided by Title Company]

EXH. 2-1

EXHIBIT 3

Punchlists

[BORROWER TO PROVIDE]

EXH. 3-1

EXHIBIT 4

Architect’s Notice(s) of Substantial Completion on Form AIA Document G704

[TO BE PROVIDED BY BORROWER]

EXH. 4-1

EXHIBIT D

to Amended and Restated Disbursement Agreement

Form of Borrower’s Final Completion Certificate

[                    ], 201[__]

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

Copies to:

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Susan Atkins

Facsimile: (212) 622-4556

susan.atkins@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

EXH. D-1

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

Re:	Amended and Restated Disbursement Agreement dated as of

December 20, 2012 (the “Disbursement Agreement”) of Revel AC, Inc.,

a Delaware corporation (the “Borrower”)

Borrower’s Final Completion Certificate dated as of [            ], 201[ ]

Ladies and Gentlemen:

This certificate is delivered to you pursuant to the Disbursement Agreement, to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Disbursement Agreement. The Borrower hereby represents, warrants and certifies as follows:

(a) The Substantial Completion Date has occurred;

(b) The Project has received a temporary certificate of occupancy from the applicable Government Authority;

(c) All amounts required to be paid to the Contractors have been paid (other than Disputed Amounts, Retainage Amounts and amounts associated with Reserved Liens);

(d) The Borrower (or other applicable Loan Party) has received Lien releases and waivers from each Contractor substantially in the form of Exhibit F to the Disbursement Agreement, other than with respect to Disputed Amounts, Retainage Amounts, any Permitted Liens, other Lien releases that are no more than thirty (30) days in arrears, Liens that are reasonably acceptable to the Required Lenders, and Reserved Liens;

(e) Attached hereto as Exhibit 1 is the signed certificate of the Construction Consultant;

(f) Attached hereto as Exhibit 2 are the results of a title search or title endorsement that satisfies the requirements set forth in the definition of “Final Completion” under the Disbursement Agreement;

(g) The Borrower has delivered, or caused to be delivered, to the Administrative Agents, the Second Lien Collateral Agent, the Construction Consultant and the Disbursement Agent “as-built” Plans and Specifications in CAD format showing the final specifications of all improvements comprising the Project;

(h) The Borrower has delivered, or caused to be delivered, to the Administrative Agents, the Second Lien Collateral Agent, the Insurance Consultant and the Disbursement Agent satisfactory evidence demonstrating continued compliance in all material respects with the insurance requirements under Section 5.04 of the Term Loan Credit Agreement; and

EXH. D-2

(i) The Borrower has delivered, or cause to be delivered, an ALTA “as built” survey.

(j) The Disbursement Agent, the Administrative Agents, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested below.

[SIGNATURE PAGE FOLLOWS]

EXH. D-3

IN WITNESS WHEREOF, the undersigned has executed this Borrower’s Final Completion Certificate as of this [                            ] day of [                            ], 201[__].

REVEL AC, INC.

By:
Name:
Title:

EXHIBIT 1

Certificate of Construction Consultant

Borrower’s Final Completion Certificate

[                    ], 201[__]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

Copies to:

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Susan Atkins

Facsimile: (212) 622-4556

susan.atkins@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

EXH. 1-1

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Re:	Amended and Restated Disbursement Agreement dated as of

December 20, 2012 (the “Disbursement Agreement”) of Revel AC, Inc.,

a Delaware corporation (the “Borrower”)

Borrower’s Completion Certificate dated as of [                    ], 201[    ]

Ladies and Gentlemen:

Merritt & Harris, Inc., (the “Construction Consultant”) hereby certifies as follows:

(a) The Construction Consultant has reviewed the above referenced Borrower’s Final Completion Certificate.

(b) The Construction Consultant concurs in all material respects with the certifications contained in Paragraphs (a), (b), (c) and (d) of the above-referenced Borrower’s Final Completion Certificate.

(c) The Construction Consultant last inspected the Project on [                        ].

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.

The Borrower, Disbursement Agent, the Administrative Agents and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications.

EXH. 1-2

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Consultant as of this [                    ] day of [                    ], 201[    ].

MERRIT & HARRIS, INC.

By:
Name:
Title:

EXHIBIT 2

Title Search

[To be provided by Title Company]

EXH. 2-1

EXHIBIT E

to Amended and Restated Disbursement Agreement

PARTIAL RELEASE AND WAIVER OF LIENS AND CLAIMS

[Contractor] (the “Contractor”), in consideration of payment in the amount of $[                    ], said amount representing all current amounts owed to the Contractor in connection with the development and construction of improvements and/or supply of materials relating to the Revel Atlantic City Hotel and Casino (the “Project”) (including pursuant to that certain [insert name of construction contract]) as of the Application for Payment and/or Invoice dated [                    ], hereby expressly agrees and stipulates that it releases and waives any and all rights to file or cause to be filed, any and all claims, liens, or rights of lien it has or may have with respect to the Project, Revel AC, Inc., a Delaware corporation (the “Owner”), [[INSERT APPLICABLE CONSTRUCTION MANAGER, IF ANY] (the “Construction Manager”)], as well as all of [their respective] lenders, agents, sureties, heirs, successors, and assigns (including by way of collateral assignment to any financier of the Project), including but not limited to, any and all claims, liens, or rights of lien for payment of any of the amounts referenced in the Application for Payment and/or Invoice dated [                    ], as well as any other claims, liens or rights of lien under the New Jersey Construction Lien Law (N.J.S.A. 2A:44A-1, et seq.) and/or any other lien law in effect in connection with the Project, to the full extent of that amount reflected in the Application for Payment and/or Invoice dated [                    ]. The Contractor also hereby stipulates that it has paid all of its lower-tiered subcontractors, material suppliers and laborers with regard to the performance provided by the Contractor to the Project and invoiced in the Application for Payment and/or Invoice dated [                    ]. In the event that any lower-tiered subcontractor, material supplier and/or laborer of the Contractor files or causes to be filed a claim, lien or right of lien against the Project, the Owner, [the Construction Manager] and/or [their respective] lenders, agents, sureties, heirs, successors, and/or assigns (including by way of collateral assignment to any financier of the Project), the Contractor shall immediately take any and all steps to satisfy said claims, liens or rights of lien. The undersigned further declares that he/she is fully authorized to execute this Partial Release and Waiver of Claims and Liens on behalf of the Contractor and that the foregoing information is true and correct in all material respects.

Sworn to and subscribed to before me this ___ day of __________, 201__	[CONTRACTOR]

By:
Notary Public		Title:
Title:

EXH. E-1

EXHIBIT F

to Amended and Restated Disbursement Agreement

CONTRACTOR’S RELEASE OF LIEN, WAIVER OF CLAIMS AGAINST OWNER,

CONSTRUCTION MANAGER AND ACKNOWLEDGMENT OF FINAL PAYMENT

Project: REVEL ENTERTAINMENT GROUP, LLC, BLOCK 62, LOTS 1 & 2, ATLANTIC CITY, NJ 08401

Contract Date:

Location: ATLANTIC CITY, NJ

Owner: REVEL ENTERTAINMENT GROUP, LLC, REVEL ATLANTIC CITY, LLC AND THEIR AFFILIATES

Construction Manager: TISHMAN CONSTRUCTION CORPORATION OF NJ

Contractor:

Listed below is the dispensation of all financial matters in connection with the aforesaid Contractor:

The undersigned being duly sworn hereby attests that when the Final Payment Due as set forth above is paid in full by Owner and Construction Manager such payment shall constitute payment in full for all labor, materials, equipment and work in place furnished by the undersigned in connection with the aforesaid Contract, and that no further payment is or will be due to the undersigned. In consideration for the receipt of its Final Payment Due, the undersigned hereby waives and releases any lien or right to assert a lien, and any claim for payment, resulting from said labor, materials, equipment and work [IF THERE IS A RECORDED LIEN, ADD THE FOLLOWING: , “including, without limitation, any right or lien in connection with [REFERENCE LIEN AND SPECIFIC RECORDING INFORMATION”]]. The undersigned represents that this waiver of its construction lien rights is given in consideration for payment for the work, services, materials or equipment provided, and is effective pursuant to N.J.S.A. 2A:44A-38.

The undersigned hereby attests that it has satisfied all claims against it for items, including by way of illustration but not by way of limitation, items of: labor, materials, insurance, taxes, equipment, etc. employed in the prosecution of the work of said Contract, including, without limitation, payment in full of all Subcontractors (as hereafter defined), and acknowledges that satisfaction of such claims serves as an inducement for the Owner and Construction Manager to release the Final Payment Due. The undersigned hereby further attests that all contractors, suppliers or other parties engaged or retained by Contractor to furnish any labor, materials, work and/or equipment in connection with the aforesaid Contract (each, a “Subcontractor”), and each such Subcontractor has executed and delivered a waiver of lien substantially in the form hereof.

The undersigned hereby agrees to indemnify and hold harmless the Owner, its lenders, mortgagees, successors and assigns and Construction Manager, from and against all claims in connection with its Contract, including by way of illustration but not by way of limitation claims for the furnishing of labor, materials and equipment, and claims resulting from any contract with a Subcontractor. Said indemnification and hold harmless shall include the reimbursement of all actual attorneys’ fees and all costs and expenses of every nature, and shall be to the fullest extent permitted by law. Without limiting the foregoing, the undersigned hereby agrees that if, after the date hereof, there shall be filed by the undersigned or any Subcontractor any lien against the Project, or any portion thereof, in connection with the Project, the undersigned shall promptly cause any such lien to be discharged of record.

The undersigned, for itself, its successors and assigns, releases and forever discharges Construction Manager and Owner (and each of their respective partners, shareholders, directors, officers, lenders, mortgagees, employees and agents) and each of their respective successors and assigns, from all claims, demands or causes of action which it has had, currently has, or may in the future have, arising from or in any way relating to the “Construction Contracts” identified in Exhibit A of the Change Order, Agreement of Settlement and Release.

EXH. F-1

Notwithstanding anything to the contrary contained herein, payment to the undersigned of the Final Payment Due sum as set forth above, shall not constitute a waiver by the Owner or Construction Manager of any of its rights under the Contract including by way of illustration but not by way of limitation guarantees and/or warranties. Payment will not be made until a signed General Release is returned to Owner and Construction Manager.

By:

Title:

Sworn to before me this                      day of _2012                        .

                                                      (Notary Public)

(CORPORATE SEAL)

EXH. F-2